SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, D.C. 20549

                                         FORM 8-K

                                      CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.



July 10, 1998           Date of Report
(Date of earliest event reported)

                           DAUPHIN TECHNOLOGY, INC.

          (Exact Name of Registrant as specified in its charter)

     Illinois            33-21537-D                   87-0455038
     State of         Commission File No.            IRS Employer
   Incorporation                                   Identification No.

      Dauphin Technology, Inc., 800 E. Northwest Highway, Suite 950,
                      Palatine, Illinois  60067
                Address of principal executive offices

                             847-358-4406
                    Registrant's telephone number



Former name or address, if changed since last report

Item 1.     Changes in Control of Registrant

          Not applicable.

Item 2.     Acquisition or Disposition of Assets

          Not applicable.

Item 3.     Bankruptcy or Receivership

          Not applicable.

Item 4.     Changes in Registrant's Certifying Accountant

          Not applicable.

Item 5.     Other Events

The Registrant registered 7,487,935 shares of $.001 par value Common Stock at a proposed offering price of $1.00, pursuant to a Form S-1 Registration Statement declared effective on March 31, 1998. The registered shares consisted of 4,523,618 issued and outstanding shares registered on behalf of Selling Stockholders and 2,964,327 shares registered for issuance on behalf of the Registrant. As of June 30, 1998, the Registrant has issued 204,897 shares of Common Stock registered on its behalf, and received $175,383 in consideration therefor.

Item 6.     Resignations of Registrant's Directors

          Not applicable.


Item 7.     Financial Statements and Exhibits

          Not applicable.

Item 8.     Change in Fiscal Year

          Not applicable.

Item 9.     Sales of Equity Securities Pursuant to Regulation S

          Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   DAUPHIN TECHNOLOGY, INC.



By:                                     \\Savely Burd\\
                                        Savely Burd
                                        Chief Financial Officer



X:\WP51\DAUPHIN\FORM8K24.RPT